Exhibit 99.1 J.P. Morgan 42nd Annual Healthcare Conference Udit Batra, Ph.D. President & CEO January 8, 2024

Cautionary Statements This presentation contains forward-looking statements regarding future results and events, including financial and operational guidance and projected estimates. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend,” “outlook,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements may include statements regarding future operating and financial performance, market growth, success of our products, customer trends, and the acquisition of Wyatt Technology and the realization of the benefits thereof. Forward-looking statements in this presentation are based on Waters’ expectations and assumptions as of the date of this presentation and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this presentation. Each of these forward-looking statements involves risks and uncertainties, including risks and uncertainties associated with the Wyatt acquisition, which include, among others, the risk that the Company does not realize the intended benefits of the acquisition and the increased indebtedness of the Company as a result of the acquisition, the repayment of which could impact the Company’s future results, as well as the Company’s ability to realize the expected benefits related to its various cost-saving initiatives, and actual results may differ materially from such forward-looking statements. We discuss various factors that may cause Waters actual results to differ from those expressed or implied in the forward-looking statements in this presentation, including, but not limited to, those factors relating to the impact on Waters’ operating results throughout the Company’s various market sectors or geographies from economic, environmental, regulatory, sovereign and political uncertainties, in the sections entitled “Forward-Looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the Securities and Exchange Commission (“SEC”) on February 27, 2023, as updated by the Company’s subsequent filings with the SEC, including the Company’s Quarterly Reports on Form 10-Q. Except as required by law, Waters does not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. To supplement the Company’s financial statements presented on a GAAP basis, the Company has provided certain non-GAAP financial measures, such as organic constant currency revenue and non-GAAP diluted earnings per share. Management uses these non-GAAP financial measures to evaluate the Company’s operating performance in a manner that allows for meaningful period-to-period comparison and analysis of trends in its business. Management believes that such measures are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing the Company’s operating performance. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for, the financial information presented in accordance with GAAP. Management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. The Company’s definition of these non-GAAP financial measures may differ from similarly titled measures used by others. The non-GAAP financial measures used in this presentation adjust for specified items that can be highly variable or difficult to predict. Investors are encouraged to review the reconciliation of these non- GAAP measures to their most directly comparable GAAP financial measures using a reconciliation of these measures included in the Appendix to this presentation and which can also be found on the company’s website at: https://ir.waters.com/. ©2024 Waters Corporation 1

Key Messages Strong Business Model in Attractive Markets Transformation that is Delivering Well Positioned for Future Growth ©2024 Waters Corporation 2

Key Messages Strong Business Model in Attractive Markets Transformation that is Delivering Well Positioned for Future Growth ©2024 Waters Corporation 3

Waters Serves Regulated Markets with Large Unmet Needs Pharma Clinical Food & Environment Materials HSD HSD MSD MSD Safe renewable energy High-quality medicines Early disease detection Pure food and water Biologics, Novel Modalities Alzheimer's, Endocrine PFAS, Nitrosamines Batteries, Electric Vehicles $12B TAM* with 4-6% Long-Term Growth * TAM = Total Addressable Market, where $12B of a broader $80B TAM for Analytical Instruments is serviceable by Waters core (established) business. Growth rates here reflect our internal analysis of historical, long- term market trend data, which are subject to future changes. TAMs and growth rates are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. 1. Estimated total addressable market for analytical instruments of ~$80B; Source: Waters data and estimates, consulting data, industry reports, and market research. ©2024 Waters Corporation 4

With a Simple and Repeatable Business Model

Waters™



Liquid Chromatography



Mass Spectrometry

150K+ installed base

Growth from new applications & replacement



Deep understanding of customer unmet needs



1
Instruments
2
Informatics
3
Consumables
4
Service
Simple
Compliant
Efficient
For High Volume Applications

Empower™

#1 Chromatography Data System

~80% of novel drugs submitted to FDA, EMA, China NMPA using Empower[3]



Uniquely manufacture chemistry columns **in-house**

Innovation leadership in **large molecule separations**

Dedicated service team with >45% plan attachment



Top-ranked by customers[2]

R&D = **~9%** of product revenues[1]

Note: 1. Total R&D spending as a percentage of non-service total company revenue based on trailing twelve-month (TTM) as reported, GAAP data for the period ended September 30, 2023. 2. Multiple 'Achievement in Customer Excellence' Awards for proven excellence and innovation in Customer Experience programs; 2023 tNPS score over 20 points higher than benchmark average, according to TSIA. 3. According to internal analysis, ~80% of the drugs filed with the FDA, EMA, and China National Medical Products Administration (NMPA) in 2023 were done so using our Empower software. Source: Waters data and estimates. Installed base data are estimates based on internal analysis. Forward-looking statements represented on this slide are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements.

©2024 Waters Corporation

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Resulting in Industry-Leading Profitability NYSE:WAT Serving High Volume, Downstream Presence Regulated Applications $3.0B 1 Total Revenue (TTM) Pharma QA/QC testing Late-Stage Drug Development 59.1% Gross Margin (TTM) Food & Environmental Safety Clinical Diagnostics 30.6% 2 Adj. Operating Margin (TTM) Materials Analysis Yields High Degree of 24% >50% Sales Recurrence 3 of Pharma revenues in QA/QC 5-yr Avg FCF as % of Sales Note: 1. Based on trailing twelve-month (TTM) as reported, GAAP data for the period ended September 30, 2023; 2. Operating Margin results are in adjusted, non-GAAP operating margin percentage terms based on trailing twelve-month non-GAAP data for the period ended September 30, 2023. See reconciliations of the non-GAAP measures to the most directly comparable GAAP measures included in the Appendix of this presentation and available on the Company’s $7B Total Accessible Market website at: https://ir.waters.com/. 3. FCF = Free Cash Flow where data presented is a 5-year average of annual free cash flow as a % of as-reported, GAAP revenues from 2018-2022. Source: Waters Corporation data. ©2024 Waters Corporation 6

High Pharma Exposure with Broad Geographic Footprint 1 Waters $3.0B Revenue (TTM) % of Total 12% 28% 34% END PRODUCTS & 1 GEOGRAPHY 1 1 MARKETS SERVICES 35% 30% 48% 58% 37% 18% Pharma Asia Instruments Industrial Americas Consumables Academic & Europe Service Government Note: 1. Revenue data is based on total trailing twelve-month (TTM) as reported, GAAP revenues for the period ended September 30, 2023 (100% = $3.0B) and includes Wyatt. ©2024 Waters Corporation 7

Key Messages Strong Business Model in Attractive Markets Transformation that is Delivering Well Positioned for Future Growth ©2024 Waters Corporation 8

Our Transformation is Delivering Strong operational Renewed portfolio Invested organically results in challenging addressing the needs and inorganically in conditions of our customers high-growth adjacent markets ©2024 Waters Corporation 9

Strong Execution in Challenging Macro Conditions YTD as of 3Q23 Organic Sales Growth in CC Excluding China Including China 1 1 Y/Y 4-YR Y/Y 4-YR Instruments +1% +9% (6%) +6% Portfolio Recurring +7% +7% +6% +7% Pharma +4% +8% (3%) +7% End Markets Non-Pharma +5% +7% +6% +7% YTD-23 Total +4% +8% 0% +7% Note: Y/Y = Year over Year ; CC = Constant Currency; YTD = Year-to-Date. A reconciliation of these non-GAAP measures to the most comparable GAAP measures is included in the Appendix of this presentation and is on the Company’s website at: https://ir.waters.com/ 1. 4-Year CAGR = 4-year average compound growth rates from year-over-year constant currency organic sales growth for the first nine months (YTD) of 2020, 2021, 2022, and 2023. See the Appendix for further information on the presented CAGRs. ©2024 Waters Corporation 10

Commercial Initiatives are Contributing

Waters™

Solid progress in our transformation with long-term runway ahead

1	2	3	4	5
Instrument Replacement	**Service Plan Attachment**	**Chemistry Adoption of eCommerce**	**Contract Organizations**	**Impact Markets with Innovation**
25%	**550bps**	**>35%**	**25%**	**500bps**
Aged instruments remaining in original dataset	Service plan expansion vs. 2019, w/ +200bps in 2023	vs.~20% in 2019, driving incremental spend	Core pharma revenues now from CXOs	Improvement in product vitality index vs. 2019[1]
Goal Catch-up prior replacement opportunities	**Goal** Grow attachment 10% vs 2019 levels	**Goal** Sell 55% of chemistry via eCommerce	**Goal** 35% of pharma revs from CXOs	**Goal** Solve customer unmet needs with new products

Note: Data referenced on this slide represents a combination of historical analysis based on internal Waters estimates and forward-looking statements which are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Historical results are not indicative of future performance. 1. Denotes ex-TA product vitality

©2024 Waters Corporation
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Excellent Operational Performance 2023 Challenging Environment Waters Response Pricing 1 Gross Margin Volume Headwinds +160bps Productivity 2 YTD-23 (as of 3Q) FX Headwinds Proactive Cost 3 Adj. Operating Alignment Margin Inflationary Pressures +60bps YTD-23 (as of 3Q) Note: Operating margin results and percentage growth are in adjusted non-GAAP operating margin percentage terms. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is included in the Appendix of this presentation and on the Company’s website at: https://ir.waters.com/. $7B Total Accessible Market ©2024 Waters Corporation 12

Innovation Setting New Standards Select Examples Liquid Chromatography Mass Spectrometry TA Instruments Precision Chemistry Eliminates common user Class-leading PFAS Accelerates validation of battery 17x faster, 12x more errors by up to 40% detection safety, quality, performance sensitive separation of testing by up to 75% large molecules ©2024 Waters Corporation 13

Expansion into Faster Growing Segments $12B TAM 20% 35% Biologics of Pharma Revs of Pharma Revs Large Mol Large Mol LSD DD Clinical 3-yr Growth 3-yr Growth 1 2 CAGR 2017-19 CAGR 2021-23 Vs. 10x Batteries 2019 levels Growth Note: $12B Core TAM + $7B Higher Growth Adjacencies TAM = $19B TAM with MSD-HSD growth. Market growth rates are Waters internal estimates based on long-term historical data for more mature markets as well as current and recent historical growth rate data for more nascent, high-growth markets. These estimates are comprised of consulting data, industry reports and market research which are subject to change. This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s Cautionary Statements. 1. 3-year organic constant currency sales growth CAGR for full year 2017, 2018, and 2019. 2. 3-year organic constant currency sales growth CAGR for the first nine months of 2021, 2022, and 2023. ©2024 Waters Corporation 14

Transitioning to More Balanced Capital Allocation Mix with M&A

Waters™

Waters™ | WYATT TECHNOLOGY

Industry-Leading Light Scattering Detection

ACQUIRED MAY 2023

M&A Execution: Ahead of Plan for Synergy Progress

GOAL / KPI

Geographic & Segment Expansion



2023 PROGRESS

- Initiated direct sales
- Lead-sharing ahead of expectations

GOAL / KPI

Increased Attachment



2023 PROGRESS

- Waters SEC columns launched and bundling as of 3Q23
- LC databridge completed in 4Q23, ahead of schedule

GOAL / KPI

Accelerate LC-MALS in QA/QC

Empower™

2023 PROGRESS

- First beta expected in 2024; full release in 2025
- Initial workflows will cover mAbs and AAVs

Despite macro environment, Wyatt 2Q and 3Q sales contribution ahead of expectations[1]

Note: 1. Refers to GAAP metrics where Wyatt contributed 2% to as-reported sales in 2Q23 and 4% to as-reported sales in 3Q23. Synergy progress is based on internal data and estimates, Historical returns are not indicative of future performance. This data represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements. 1. Refers to contribution of As Reported, GAAP total company revenues.

©2024 Waters Corporation
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Key Messages Strong Business Model in Attractive Markets Transformation that is Delivering Well Positioned for Future Growth ©2024 Waters Corporation 16

Aligned with Secular Tailwinds that are Stronger than Ever

Waters™



Waters % Revenue Growth (Y/Y Constant Currency 2008-22)
Instruments
20%
10%
0%
-10%
5% Avg[1]
Recurring
10%
0%
08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
7% Avg[1]
6% Average[1]
2008-2022
Historical Long-Term Growth

Incremental Growth Vectors vs. Historical Trends[2]

Future Long-Term Growth Potential

1. **Faster Volume Growth**
   - Faster Prescription growth
   - Regulations (PFAS)
2. **New Applications**
   - Large molecule and novel modalities require more extensive analysis
3. **Above Historic Pricing**
   - Expected to drive **+100bps** future long-term growth

Note: 1. Average Annual Growth Rates of year-over-year, constant currency sales growth from 2008 to 2022. Growth rates here reflect our internal analysis of Waters historical, annual non-GAAP sales data which is publicly available, including the relevant GAAP to Non-GAAP reconciliations for each year. 2. Estimates on this page are comprised of internal analysis, consulting data, industry reports and market research which are subject to change. This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements.

©2024 Waters Corporation 17

Greater Testing Volume Growth from New Therapies and PFAS

Waters™

Drivers of Testing Volume Acceleration

Therapies



55 novel drugs approved by the FDA in 2023, second highest count ever with a **record number of biologics**[3]

New therapeutic areas expected to accelerate QA/QC testing:

- GLP-1s
- Alzheimer's Disease
- Cell and Gene Therapy

GLP-1s Expected Revenue Growth Tailwind

+30bps / yr[1]

Avg annual growth contribution 2024-30 from QA/QC of injectables

PFAS



100,000x increase in sensitivity now required for PFAS detection in U.S. drinking water (from 200-400ppt to 4-20ppq)[4]

Xevo™ TQ Absolute most powerful instrument in its class, offering 15x better sensitivity[5] while 45% more compact[6]

Market now expanding into detection of PFAS in food

PFAS Expected Revenue Growth Tailwind

+30bps / yr

PFAS testing is a $300M-$350M global market, growing 20%[2]

Note: 1. Based on internal analysis and estimates where the QA/QC testing of GLP-1 injectables is expected to contribute an average 30bps growth tailwind annually for Waters from 2024 to 2030. 2. Total Addressable Market (TAM) sizing and market growth rates are Waters internal estimates based on long-term historical data for more mature markets as well as current and recent historical growth rate data for more nascent, high-growth markets. 3. Source: U.S. FDA New Drugs at FDA: CDER's New Molecular Entities and New Therapeutic Products Novel Drug Approvals for 2023. 4. According to the EPA, its provisional drinking water health advisory for PFAS compounds was 200-400ppt which has since evolved into an interim drinking water health advisory of 4-20ppq where PPT= Parts Per Trillion and PPQ = Parts Per Quadrillion. 5 Compared to its predecessor system. 6 Compared to other high-performance tandem quadrupole mass spectrometers available on the market. Estimates on this slide are comprised of consulting data, industry reports and market research which are subject to change.. This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements.

©2024 Waters Corporation

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Successfully Pivoting Portfolio to Large Molecule Applications

Waters™

Liquid Chromatography


Solvent Reservoir
Degasser
Chemistry Columns
Pump
Filter
Autosampler

Linked Detectors

UV



MEASUREMENT

- Titer
- Aggregation

Mass Spec



MEASUREMENT

- Sequence
- Charge variants
- Post-translational modifications

MALS



MEASUREMENT

- Size
- Molecular weight
- Aggregation
- Empty/Full ratio for AAV and LNP

Well-positioned to solve customer challenges with novel modalities

- Formulation development
- Characterization
- Raw materials testing
- Process control
- QA/QC

+40bps Expected LT Core Growth Accretion from Wyatt

Note: Estimates on this slide are comprised of consulting data, industry reports and internal market research which are subject to change. This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company's Cautionary Statements.

©2024 Waters Corporation
19

Uniquely Positioned for M&A New leadership capabilities unlocking additional vector of shareholder value creation Strong Free Cash Focused on growth Scope of current Flow Conversion opportunities with portfolio may offer can allow for rapid sound industrial advantaged position de-levering logic and with in today’s regulatory financial discipline environment Note: This data also represents forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s Cautionary Statements. ©2024 Waters Corporation 20

Putting it All Together Raising the bar above ‘6+2+2’ with new vectors of EPS growth accretion Historic EPS Growth Algorithm F Fut utur ure e P Po ot te ent ntiia all + Volume + Large Mol + Pricing + Adjacencies LT EPS Historic L.T. Margin Capital EPS Growth Sales Growth Expansion Deployment Growth Potential Note: Growth rates here reflect our internal analysis of Waters long-term historical sales data which is publicly available. Future long-term growth rate estimates are for organic growth in constant currency with estimates comprised of internal analysis, consulting data, industry reports, and market research, which are subject to change. Margin expansion estimates are at constant currency. All data are estimates based on internal projections and represent forward-looking statements and are subject to inherent uncertainties that could cause actual results to differ and such differences could be material. Please refer to the Company’s Cautionary Statements. ©2024 Waters Corporation 21

ESG Highlights: Leaving the World Better Than We Found It Environmental Social Governance Reducing our most significant Becoming more representative Enhancing long-term stakeholder environmental impacts. of the society we live in. value with effective oversight. 2024 Public Company ~77% 100/100 Board of the Year Score on Human Rights Campaign of electricity from renewable or Named by the National Association of Foundation's 2023-2024 Corporate low-carbon sources in 2022, Corporate Directors NE Chapter Equality Index a 33% increase vs. 2021. Source: Waters Corporation data. ©2024 Waters Corporation 22

Key Messages Strong Business Model in Attractive Markets Transformation that is Delivering Well Positioned for Future Growth ©2024 Waters Corporation 23

Appendix GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliations

Waters™

Operating Income Reconciliation of GAAP to Adjusted Non-GAAP Trailing Twelve-Months (TTM) Ended September 30, 2023

(in thousands USD)	Operating Income	Operating Income Percentage
Trailing Twelve-Months		
GAAP	**839,736**	**28.0%**
Adjustments:		
Purchased intangibles amortization (a)	21,913	0.7%
Restructuring costs and certain other items (b)	30,245	1.0%
Acquisition related costs (c)	13,298	0.4%
Retention bonus obligation (d)	11,158	0.4%
Adjusted Non-GAAP	**916,350**	**30.6%**
Q3 2023 YTD*		
GAAP	**553,453**	**25.9%**
Adjustments:		
Purchased intangibles amortization (a)	20,410	1.0%
Restructuring costs and certain other items (b)	28,881	1.4%
Acquisition related costs (c)	13,298	0.6%
Retention bonus obligation (d)	11,158	0.5%
Adjusted Non-GAAP	**627,200**	**29.4%**
Q4 2022		
GAAP	**286,283**	**33.3%**
Adjustments:		
Purchased intangibles amortization (a)	1,503	0.2%
Restructuring costs and certain other items (b)	1,364	0.2%
Adjusted Non-GAAP	**289,150**	**33.7%**

* Q3 YTD Adjusted Operating Income % increased +60bps in 2023 compared to 28.8% in 2022 as previously disclosed.

Reconciliation of Actual GAAP Cashflow to Non-GAAP Free Cash Flow Fiscal Years Ending December 31, 2018 - 2022

(in millions USD)	2022	2021	2020	2019	2018
Net cash provided by ops - GAAP	611.7	747.3	790.5	643.1	604.4
Adjustments:					
Additions to property plant, equipment, and software capitalization	(175.9)	(161.3)	(172.4)	(163.8)	(96.1)
Major Facility Renovations	32.1	49.2	69.8	67.6	10.5
Tax Reform Payments	38.5	38.5	38.5	29.1	53.7
Other One-Time Items	(0.6)	1.8	-	-	27.0
Free Cash Flow - Non-GAAP	**505.7**	**675.5**	**726.4**	**576.0**	**599.5**
5-Year Avg as % of Sales	**24%**				

(a) The purchased intangibles amortization, a non-cash expense, was excluded to be consistent with how management evaluates the performance of its core business against historical operating results and the operating results of competitors over periods of time.

(b) Restructuring costs and certain other items were excluded as the Company believes that the cost to consolidate operations, reduce overhead, and certain other income or expense items are not normal and do not represent future ongoing business expenses of a specific function or geographic location of the Company.

(c) Acquisition related costs include all incremental expenses incurred, such as advisory, legal, accounting, tax, valuation, and other professional fees. The Company believes that these costs are not normal and do not represent future ongoing business expenses.

(d) In connection with the Wyatt acquisition, the Company started to recognize a two-year retention bonus obligation that is contingent upon the employee's providing future service and continued employment with Waters. The Company believes that these costs are not normal and do not represent future ongoing business expenses.

©2024 Waters Corporation
25

Net Sales by End Markets and Products & Services
Reconciliation of GAAP to Adjusted Non-GAAP - YTD Q3 2019 - 2023

Waters™

(in millions USD)		2023	2022	% Growth Reported	Impact of Currency	Impact of Acquisitions	% Growth Organic Constant Currency	2022	2021	% Growth Reported	% Growth CC	Reported % 2-YR CAGR '23 vs. '21	Organic CC % 2-YR CAGR '23 vs. '21
Total Company													
End Markets YTD	Pharmaceutical	1,233.2	1,258.9	(2%)	(2%)	3%	(3%)	1,258.9	1,175.2	7%	12%	2%	4%
	Non-Pharma	903.8	854.5	6%	(1%)	1%	6%	854.5	774.2	10%	16%	8%	11%
Products & Services YTD	Instruments	964.4	999.7	(4%)	(1%)	3%	(6%)	999.7	873.6	14%	19%	5%	6%
	Recurring	1,172.6	1,113.7	5%	(2%)	1%	6%	1,113.7	1,075.8	4%	9%	4%	8%
Total Company Sales - Q3 YTD		**2,136.9**	**2,113.4**	**1%**	**(2%)**	**2%**	**0%**	**2,113.4**	**1,949.4**	**8%**	**14%**	**5%**	**7%**
Ex-China													
End Markets YTD	Pharmaceutical	1,076.3	1,020.1	6%	(2%)	3%	4%	1,020.1	967.4	5%	12%	5%	8%
	Non-Pharma	727.5	693.5	5%	(2%)	1%	5%	693.5	636.0	9%	15%	7%	10%
Products & Services YTD	Instruments	763.6	737.9	3%	(1%)	4%	1%	737.9	651.9	13%	20%	8%	10%
	Recurring	1,040.3	975.7	7%	(2%)	1%	7%	975.7	951.5	3%	9%	5%	8%
Total Sales Ex-China – Q3 YTD		**1,803.8**	**1,713.6**	**5%**	**(2%)**	**3%**	**4%**	**1,713.6**	**1,603.4**	**7%**	**13%**	**6%**	**9%**

(in millions USD)		2021	2020	% Growth Reported	% Growth CC	2020	2019	% Growth Reported	% Growth CC	Reported % 4-YR CAGR 2023 vs. 2019	Organic CC % 4-YR CAGR 2023 vs. 2019
Total Company											
End Markets YTD	Pharmaceutical	1,175.2	926.6	27%	24%	926.6	972.9	(5%)	(4%)	6%	7%
	Non-Pharma	774.2	652.1	19%	16%	652.1	717.4	(9%)	(9%)	6%	7%
Products & Services YTD	Instruments	873.6	664.8	31%	29%	664.8	778.5	(15%)	(14%)	5%	6%
	Recurring	1,075.8	913.9	18%	15%	913.9	911.8	0%	1%	6%	7%
Total Company Sales - Q3 YTD		**1,949.4**	**1,578.7**	**23%**	**21%**	**1,578.7**	**1,690.3**	**(7%)**	**(6%)**	**6%**	**7%**
Ex-China											
End Markets YTD	Pharmaceutical	967.4	787.0	23%	21%	787.0	798.9	(1%)	(1%)	8%	8%
	Non-Pharma	636.0	539.0	18%	15%	539.0	576.8	(7%)	(6%)	6%	7%
Products & Services YTD	Instruments	651.9	507.6	28%	26%	507.6	556.2	(9%)	(9%)	8%	9%
	Recurring	951.5	818.4	16%	14%	818.4	819.5	(0%)	0%	6%	7%
Total Sales Ex-China – Q3 YTD		**1,603.4**	**1,326.0**	**21%**	**19%**	**1,326.0**	**1,375.8**	**(4%)**	**(3%)**	**7%**	**8%**

The Company believes that referring to comparable organic constant currency growth rates is a useful way to evaluate the underlying performance of Waters Corporation's net sales. Organic constant currency growth, a non-GAAP financial measure, measures the change in net sales between current and prior year periods, excluding the impact of foreign currency exchange rates during the current period and excluding the impact of acquisitions made within twelve months of the acquisition close date.

©2024 Waters Corporation
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